Dreyfus Premier
Value Fund


ANNUAL REPORT October 31, 2002






The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value





                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            12   Statement of Financial Futures

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            18   Financial Highlights

                            23   Notes to Financial Statements

                            30   Report of Independent Auditors

                            31   Important Tax Information

                            32   Board Members Information

                            34   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover



                                                                       The Fund

                                                     Dreyfus Premier Value Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier Value Fund, covering the 12-month period from November 1, 2001 through October 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas D. Ramos, CFA.

The past year has not been kind to equity investors. A host of concerns, both economic and political, contributed to the Standard & Poor' s 500 Index's negative total return for the reporting period. With these concerns still unresolved, many stocks have fallen to levels that we consider attractive relative to historical averages.

Recent equity market losses have been a painful reminder for many of the importance of asset allocation and maintaining a diversified portfolio. Investing only in yesterday' s market leaders probably won' t provide the diversification most investors need. Instead, we believe that holding the right mix of carefully selected stocks and bonds is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2002

DISCUSSION OF FUND PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

How did Dreyfus Premier Value Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2002, the fund's Class A shares produced a total return of -10.74%, Class B shares produced a total return of -11.48%, Class C shares produced a total return of -11.48%, Class R shares produced a total return of -10.97% and Class T shares produced a total return of -11.69% .(1) This compares with the performance of the fund's benchmark, the Russell 1000 Value Index (the "Index"), which produced a total return of -10.02% for the same period. (2)

We attribute these results to a generally negative environment for most stocks, including the kinds of value-oriented large-cap stocks on which the fund focuses. The fund produced a slightly weaker performance than that of its benchmark, primarily due to a small number of disappointing investments in the industrial and consumer discretionary areas.

What is the fund's investment approach?

The fund seeks capital growth. To pursue this goal, it invests primarily at least 80% of its assets in stocks. The fund focuses on larger, more-established companies that the fund's manager believes are "undervalued," but the fund can invest in companies of any size. The fund's stock investments may include common stocks, preferred stocks and convertible securities of both U.S. and foreign issuers, including those purchased in initial public offerings. The fund expects to invest mainly in the stocks of U.S. issuers, but may invest up to 30% of its assets in foreign stocks.

In choosing stocks, the portfolio manager looks for value companies that provide opportunities for capital growth. We select investments one stock and one company at a time. Our investment process starts with computerized, quantitative analysis of the universe of stocks, first to identify those that appear underpriced in relation to their intrinsic values, and then to focus on those value stocks we believe are posi-
                                                                        The Fund




DISCUSSION OF FUND PERFORMANCE (CONTINUED)

tioned to grow in the prevailing market environment. Our team of experienced analysts examines the fundamentals of each candidate, providing additional information to help the portfolio manager decide which to purchase or sell

We select stocks based on VALUE, or how a stock is priced relative to its intrinsic worth; GROWTH, in this case the sustainability or growth of earnings or cash flow; and FINANCIAL PROFILE, which measures the financial health of the company.

What other factors influenced the fund's performance?

Stock prices declined throughout the reporting period in response to weak economic growth, concerns regarding corporate financial reporting inaccuracies and rising global political tensions. In general, value-oriented stocks tended to perform slightly better than their growth-oriented counterparts in this troubled environment, a trend from which the fund benefited. Nevertheless, declines in the consumer discretionary, utilities, telecommunications services and energy groups drove overall performance into negative territory for the fund and the benchmark. Consumer discretionary stocks suffered from concerns regarding the sustainability of consumer confidence and spending in a persistently weak economy. Utilities generated losses as a result of the Enron
collapse   and   general   concerns   about   excess   capacity  and  leverage.
Telecommunications services stocks faded in response to overcapacity issues and low levels of corporate capital spending. Finally, energy stocks weakened over concerns about earnings due to high commodity prices and mild demand.

In general, the fund's performance corresponded closely with that of its benchmark. However, Tyco International, one of the fund's larger holdings during the first half of the reporting period, declined significantly when questions arose regarding its accounting practices. This holding accounted for most of the fund's weak performance relative to that of its benchmark. A small number of disappointments among multiline retailers in the consumer discretionary area
also   contributed   to   the   fund's   slight   relative  underperformance.

On the other hand, on the strength of several favorable individual stock selections, the fund delivered significantly better than average performance in the financial area. Relatively good performers included property and casualty insurers, such as Allstate, and diversified financial services providers, such as Bank of America. Health care proved to be another area where the fund produced relatively strong returns. The fund held few investments in major drug companies, a group that declined because of patent expirations and weak new product pipelines. Instead, the fund invested more heavily in health care services companies, including HMOs, such as WellPoint Health Networks, and product distributors, such as Henry Schein.

What is the fund's current strategy?

As of October 31, 2002, we hold relatively small positions in the utilities and telecommunications services areas, both of which appear poorly positioned as a result of earlier excesses. Instead, we have emphasized health care services stocks with strong fundamentals that are selling at prices that we believe are attractive. We have also taken relatively large positions among financial companies, an investment area where we find insurers at a strong point in the pricing cycle and several other individual, value-oriented stocks that we believe offer attractive fundamentals.

November 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

   Part of the fund's recent performance is attributable to its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAINS DISTRIBUTIONS. THE RUSSELL 1000 VALUE INDEX IS AN UNMANAGED INDEX, WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

                                                             The Fund




FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Value Fund Class A shares and the Russell 1000 Value Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO POSITIVE RETURNS FROM ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER VALUE FUND ON 10/31/92 TO A $10,000 INVESTMENT MADE IN THE RUSSELL 1000 VALUE INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B, CLASS C, CLASS R AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.






Average Annual Total Returns AS OF 10/31/02



                                                         Inception                                                   From
                                                           Date           1 Year         5 Years       10 Years    Inception
---------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                         (15.87)%        (2.01)%        5.28%
WITHOUT SALES CHARGE                                                      (10.74)%        (0.85)%        5.90%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                    1/15/93        (14.86)%        (1.88)%         --        4.73%((+)(+))
WITHOUT REDEMPTION                                         1/15/93        (11.48)%        (1.63)%         --        4.73%((+)(+))

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+)(+))              9/1/95         (12.33)%        (1.69)%         --        4.17%
WITHOUT REDEMPTION                                         9/1/95         (11.48)%        (1.69)%         --        4.17%

CLASS R SHARES                                             9/1/95         (10.97)%        (1.29)%         --        4.71%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                        3/1/00         (15.64)%          --            --       (7.41)%
WITHOUT SALES CHARGE                                       3/1/00         (11.69)%          --            --       (5.80)%


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE
SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+))      THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS
           4%.  AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))   ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE
           END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)(+)(+))THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
           1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                                        The Fund



STATEMENT OF INVESTMENTS

October 31, 2002

COMMON STOCKS--94.6%                                    Shares       Value ($)
--------------------------------------------------------------------------------

BANKING--11.6%

Bank of America                                         86,300       6,023,740

Bank of New York                                        42,600       1,107,600

FleetBoston Financial                                   63,500       1,485,265

JP Morgan Chase & Co.                                   26,900         558,175

PNC Financial Services Group                            10,400         422,864

Wells Fargo                                             78,800       3,977,036

                                                                    13,574,680

CONSUMER DISCRETIONARY--13.4%

OL Time Warner                                         72,000 (a)   1,062,000

Carnival                                                63,000       1,645,560

Circuit City Stores                                     42,000         416,220

Clear Channel Communications                            22,300 (a)     826,215

Disney (Walt)                                           84,100       1,404,470

Home Depot                                              15,000         433,200

Jones Apparel Group                                     37,700 (a)   1,305,928

Liberty Media                                          119,400 (a)     987,438

Liz Claiborne                                           63,600       1,890,192

May Department Stores                                   45,800       1,069,430

McDonald's                                              60,500       1,095,655

Office Depot                                            63,000 (a)     906,570

Target                                                  41,300       1,243,956

Viacom, Cl. B                                           32,800 (a)   1,463,208

                                                                    15,750,042
CONSUMER STAPLES--3.7%

Kimberly-Clark                                          22,400       1,153,600

Kraft Foods                                             15,500         612,250

PepsiCo                                                 17,700         780,570

Philip Morris Cos.                                      25,800       1,051,350

UST                                                     25,700         786,163

                                                                     4,383,933

ENERGY--9.5%

Anadarko Petroleum                                      25,700       1,144,678

Exxon Mobil                                            151,260       5,091,412

Ocean Energy                                           152,700       2,844,801

Schlumberger                                            37,000       1,484,070

Transocean                                              26,000         571,480

                                                                    11,136,441



COMMON STOCKS (CONTINUED)                               Shares       Value ($)
--------------------------------------------------------------------------------

FINANCIALS--24.4%

ACE                                                     52,000       1,599,000

American Express                                        69,500       2,527,715

American International Group                            83,927       5,249,634

Bank One                                                76,600       2,954,462

Citigroup                                              133,301       4,925,472

Countrywide Credit Industries                           17,200         865,332

Federal Home Loan Mortgage                              33,100       2,038,298

Federal National Mortgage Association                   21,300       1,424,118

Goldman Sachs Group                                      5,000         358,000

Household International                                 18,700         444,312

MBNA                                                    45,500         924,105

Marsh & McLennan Cos.                                   19,000         887,490

Morgan Stanley                                          48,600       1,891,512

SLM                                                      4,400         452,056

St. Paul Cos.                                           17,500         574,000

ravelers Property Casualty, Cl. A                      97,197 (a)   1,289,804

Travelers Property Casualty, Cl. B                      11,678 (a)     157,886

                                                                    28,563,196
HEALTH CARE--6.8%

Anthem                                                   9,500 (a)     598,500

Bard (C.R.)                                             12,000         671,160

Bristol-Myers Squibb                                    22,000         541,420

HCA                                                     38,400       1,670,016

Humana                                                  43,000 (a)     523,740

McKesson                                                23,000         685,630

Merck & Co.                                             29,200       1,583,808

Schering-Plough                                         29,000         619,150

WellPoint Health Networks                                9,400         706,974

Wyeth                                                   10,000         335,000

                                                                     7,935,398

INDUSTRIALS--6.5%

Boeing                                                  26,000         773,500

Caterpillar                                             16,000         653,600

Deere & Co.                                             13,700         635,543

Emerson Electric                                        15,100         727,518

General Dynamics                                         4,300         340,259

Honeywell International                                 31,500         754,110

                                                                        The Fund


STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares        Value ($)
--------------------------------------------------------------------------------

INDUSTRIALS (CONTINUED)

Masco                                                   16,000         328,960

Norfolk Southern                                        25,400         513,080

Pittston Brink's Group                                  29,000         613,930

Raytheon                                                25,000         737,500

3M                                                       3,200         406,208

Tyco International                                      35,000         506,100

United Technologies                                     11,000         678,370

                                                                     7,668,678

INFORMATION TECHNOLOGY--7.7%

Accenture, Cl. A                                        45,400 (a)     766,352

Computer Sciences                                       20,000 (a)     645,800

Flextronics International                               93,000 (a)     777,480

Hewlett-Packard                                         93,280       1,473,824

International Business Machines                         31,800       2,510,292

Micron Technology                                       66,600 (a)   1,065,600

Motorola                                                76,900         705,173

Oracle                                                 108,000 (a)   1,100,520

                                                                     9,045,041

MATERIALS--6.6%

Alcoa                                                   28,300         624,298

Boise Cascade                                           38,200         908,778

Dow Chemical                                            72,750       1,890,773

duPont (El) deNemours                                   17,100         705,375

International Paper                                     42,100       1,470,553

PPG Industries                                          13,000         611,390

Praxair                                                 13,000         708,500

Weyerhaeuser                                            17,800         806,340

                                                                     7,726,007

TELECOMMUNICATION SERVICES--3.8%

AT&T                                                    50,600         659,824

BellSouth                                               70,800       1,851,420

SBC Communications                                      75,996       1,950,057

                                                                     4,461,301

UTILITIES--.6%

Exelon                                                  14,100         710,640

TOTAL COMMON STOCKS

  (cost $114,797,020)                                             110,955,357



                                                     Principal
SHORT-TERM INVESTMENTS--5.5%                        Amount ($)       Value ($)
--------------------------------------------------------------------------------

U.S TREASURY BILLS:

1.55%, 11/7/2002                                     1,066,000       1,065,744

1.55%, 12/26/2002                                    5,226,000 (b)   5,214,712

1.55%, 1/2/2003                                        119,000         118,711

TOTAL SHORT-TERM INVESTMENTS

   (cost $6,398,052)                                                 6,399,167
--------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $121,195,072)                    100.1%    117,354,524

LIABILITIES, LESS CASH AND RECEIVABLES                     (.1%)      (100,484)

NET ASSETS                                               100.0%    117,254,040

(A)  NON-INCOME PRODUCING.

(B) PARTIALLY HELD BY THE BROKER IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN FINANCIAL FUTURES POSITIONS.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

<


STATEMENT OF FINANCIAL FUTURES

October 31, 2002

                                                                   Market Value                          Unrealized
                                                                   Covered by                            Appreciation
                                                Contracts          Contracts ($)        Expiration       at 10/31/2002 ($)
---------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG


Standard & Poor's 500                                  21           4,648,350           December 2002       280,082

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002

                                                             Cost  Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           121,195,072   117,354,524

Cash                                                                     39,708

Dividends receivable                                                    113,947

Receivable for shares of Beneficial Interest subscribed                  23,845

Prepaid expenses                                                         23,156

                                                                    117,555,180
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           121,890

Payable for shares of Beneficial Interest redeemed                       52,523

Payable for futures variation margin--Note 4                             22,575

Accrued expenses and other liabilities                                  104,152

                                                                        301,140
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      117,254,040
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     125,815,529

Accumulated undistributed investment income--net                        856,761

Accumulated net realized gain (loss) on investments                  (5,857,784)

Accumulated net unrealized appreciation (depreciation) on investments

  (including $280,082 net unrealized appreciation on financial futures)
                                                                     (3,560,466)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      117,254,040

NET ASSET VALUE PER SHARE

                                                   Class A     Class B    Class C     Class R       Class T
------------------------------------------------------------------------ ---------------------------------------------------------

Net Assets ($)                                  107,216,670  8,801,069  1,185,278       7,458        43,565

Shares Outstanding                                7,348,717    635,717     86,673         523         3,043
---------------------------------------------------------------------------------------------------------------------------------
---

NET ASSET VALUE
   PER SHARE ($)                                      14.59      13.84      13.68       14.26         14.32

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                        The Fund



STATEMENT OF OPERATIONS

Year Ended October 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                       2,659,947

Interest                                                               110,179

TOTAL INCOME                                                         2,770,126

EXPENSES:

Management fee--Note 3(a)                                            1,054,296

Shareholder servicing costs--Note 3(c)                                 536,378

Distribution fees--Note 3(b)                                            88,430

Prospectus and shareholders' reports                                    64,189

Registration fees                                                       57,214

Professional fees                                                       57,128

Custodian fees--Note 3(c)                                               20,368

Trustees' fees and expenses--Note 3(d)                                  11,760

Loan commitment fees--Note 2                                             2,457

Dividends on securities sold short                                       2,300

Miscellaneous                                                            6,181

TOTAL EXPENSES                                                       1,900,701

INVESTMENT INCOME--NET                                                 869,425
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Long transactions                                                 (5,772,794)

  Short sale transactions                                              148,081

Net realized gain (loss) on financial futures                           69,843

NET REALIZED GAIN (LOSS)                                            (5,554,870)

Net unrealized appreciation (depreciation) on investments

  (including $280,082 net unrealized appreciation on financial futures)
                                                                    (9,614,776)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (15,169,646)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (14,300,221)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                             -----------------------------------
                                                     2002               2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            869,425             995,792

Net realized gain (loss) on investments        (5,554,870)          6,593,372

Net unrealized appreciation
   (depreciation) on investments               (9,614,776)        (32,266,246)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (14,300,221)        (24,677,082)
--------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                   (980,302)           (790,683)

Class B shares                                     (1,309)                --

Class C shares                                       (909)               (960)

Class R shares                                         --                 (40)

Class T shares                                       (119)                 (3)

Net realized gain on investments:

Class A shares                                 (6,080,937)         (11,810,115)

Class B shares                                   (519,444)            (833,400)

Class C shares                                    (60,155)             (60,312)

Class R shares                                       (324)                (467)

Class T shares                                     (1,128)                 (82)

TOTAL DIVIDENDS                                (7,644,627)          (13,496,062)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  9,740,061           21,501,818

Class B shares                                  2,835,292            4,756,843

Class C shares                                    814,179            1,246,557

Class R shares                                      1,555                1,792

Class T shares                                     27,230               22,642

Dividends reinvested:

Class A shares                                  6,531,192           11,714,511

Class B shares                                    377,170              662,292

Class C shares                                     38,619               43,887

Class R shares                                        324                  507

Class T shares                                      1,247                   85

                                                                        The Fund


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended October 31,
                                             -----------------------------------
                                                     2002                2001
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS (CONTINUED) ($):

Cost of shares redeemed:

Class A shares                               (21,868,921)         (29,635,960)

Class B shares                                (3,253,833)          (4,177,960)

Class C shares                                  (700,119)            (499,412)

Class R shares                                        (5)                (139)

Class T shares                                      (483)                  --

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS      (5,456,492)           5,637,463

TOTAL INCREASE (DECREASE) IN NET ASSETS      (27,401,340)         (32,535,681)

NET ASSETS ($):

Beginning of Period                          144,655,380          177,191,061

END OF PERIOD                                117,254,040          144,655,380

Undistributed investment income--net             856,761            1,052,504



                                                     Year Ended October 31,
                                             -----------------------------------
                                                     2002                2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (A)

Shares sold                                       560,940           1,099,334

Shares issued for dividends reinvested            379,072             609,179

Shares redeemed                                (1,302,332)         (1,527,160)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (362,320)            181,353
--------------------------------------------------------------------------------

CLASS B( A)

Shares sold                                       176,724             260,954

Shares issued for dividends reinvested             22,900              35,916

Shares redeemed                                  (208,899)           (222,073)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      (9,275)             74,797
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        50,899              67,426

Shares issued for dividends reinvested              2,372               2,406

Shares redeemed                                   (43,212)            (27,605)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      10,059              42,227
--------------------------------------------------------------------------------

CLASS R

Shares sold                                            98                  93

Shares issued for dividends reinvested                 19                  27

Shares redeemed                                        --                  (7)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         117                 113
--------------------------------------------------------------------------------

CLASS T

Shares sold                                         1,775               1,161

Shares issued for dividends reinvested                 73                   5

Shares redeemed                                       (23)                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       1,825               1,166

(A) DURING THE PERIOD ENDED OCTOBER 31, 2002, 42,785 CLASS B SHARES REPRESENTING $700,082 WERE AUTOMATICALLY CONVERTED TO 40,794 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2001, 79,877 CLASS B SHARES REPRESENTING $1,494,395 WERE AUTOMATICALLY CONVERTED TO 76,500 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                 Year Ended October 31,
                                                                -----------------------------------------------------------------
CLASS A SHARES                                                   2002           2001           2000           1999          1998
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            17.22          21.85          22.00          21.07         24.30

Investment Operations:

Investment income--net                                            .12(a)         .13(a)         .10(a)         .11 (a)       .13

Net realized and unrealized
   gain (loss) on investments                                   (1.83)         (3.08)          1.74           2.50           .23

Total from Investment Operations                                (1.71)         (2.95)          1.84           2.61           .36

Distributions:

Dividends from investment income--net                            (.13)          (.11)          (.11)          (.11)         (.11)

Dividends from net realized
   gain on investments                                           (.79)         (1.57)         (1.88)         (1.57)        (3.48)

Total Distributions                                              (.92)         (1.68)         (1.99)         (1.68)        (3.59)

Net asset value, end of period                                  14.59          17.22          21.85          22.00         21.07

TOTAL RETURN (%) (B)                                           (10.74)        (14.32)          9.00          13.24          1.53
---------------------------------------------------------------------------------------------------------------------------------


RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.28           1.20           1.20           1.18          1.19

Ratio of net investment income
>
   to average net assets                                          .69            .66            .50            .51           .54

Portfolio Turnover Rate                                         57.49          91.91         150.24         141.85         159.30


Net Assets, end of period ($ x 1,000)                         107,217        132,810        164,534        171,526        178,593

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.


SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                      Year Ended October 31,
                                                           ---------------------------------------------------------------------
CLASS B SHARES                                                2002            2001           2000           1999          1998
---------------------------------------------------------------------------------------------------------------------------------


PER SHARE DATA ($):

Net asset value, beginning of period                         16.40           20.93           21.21          20.41         23.70

Investment Operations:

Investment (loss)--net                                        (.02)(a)        (.03)(a)        (.04)(a)       (.05)(a)      (.04)

Net realized and unrealized
   gain (loss) on investments                                (1.75)          (2.93)           1.64           2.42           .23

Total from Investment Operations                             (1.77)          (2.96)           1.60           2.37           .19

Distributions:

Dividends from investment income--net                         (.00)(b)          --              --             --            --

Dividends from net realized
   gain on investments                                        (.79)          (1.57)          (1.88)         (1.57)        (3.48)

Total Distributions                                           (.79)          (1.57)          (1.88)         (1.57)        (3.48)

Net asset value, end of period                               13.84           16.40           20.93          21.21         20.41
---------------------------------------------------------------------------------------------------------------------------------
---

TOTAL RETURN (%) (C)                                        (11.48)         (15.02)           8.12          12.38           .75
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                       2.10            2.02            1.99           1.94          1.95

Ratio of net investment (loss)

   to average net assets                                      (.13)           (.16)           (.23)          (.25)         (.22)

Portfolio Turnover Rate                                      57.49           91.91          150.24         141.85        159.30

Net Assets, end of period ($ x 1,000)                        8,801          10,575          11,936         26,897        47,512

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                 The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                     Year Ended October 31,
                                                            --------------------------------------------------------------------
CLASS C SHARES                                                2002           2001           2000           1999          1998
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                         16.22          20.75          21.06          20.28         23.67

Investment Operations:

Investment (loss)--net                                        (.02)(a)       (.04)(a)       (.11)(a)       (.06)(a)      (.05)

Net realized and unrealized
   gain (loss) on investments                                (1.72)         (2.89)          1.68           2.41           .20

Total from Investment Operations                             (1.74)         (2.93)          1.57           2.35           .15


Distributions:

Dividends from investment income--net                         (.01)          (.03)           --              --          (.06)

Dividends from net realized
   gain on investments                                        (.79)         (1.57)        (1.88)          (1.57)        (3.48)

Total Distributions                                           (.80)         (1.60)        (1.88)          (1.57)        (3.54)

Net asset value, end of period                               13.68          16.22         20.75           21.06         20.28


TOTAL RETURN (%) (B)                                        (11.48)        (14.99)         8.02           12.25           .65

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                       2.11           2.04          2.03            1.96          2.08

Ratio of net investment (loss)

   to average net assets                                      (.15)          (.20)         (.59)           (.29)         (.35)

Portfolio Turnover Rate                                      57.49          91.91        150.24          141.85        159.30
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                        1,185          1,243           714             712           652

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.




                                                                                  Year Ended October 31,
                                                                        ----------------------------------------------
CLASS R SHARES                                                2002           2001           2000           1999          1998
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):


Net asset value, beginning of period                         16.78          21.55          21.70          20.87         24.30

Investment Operations:

Investment income (loss)--net                                  .07(a)        (.05)(a)        .05(a)         .06(a)        .21

Net realized and unrealized
   gain (loss) on investments                                (1.80)         (3.01)          1.75           2.47          (.01)

Total from Investment Operations                             (1.73)         (3.06)          1.80           2.53           .20

Distributions:

Dividends from investment income--net                           --           (.14)          (.07)          (.13)         (.15)

Dividends from net realized
   gain on investments                                        (.79)         (1.57)         (1.88)         (1.57)        (3.48)

Total Distributions                                           (.79)         (1.71)         (1.95)         (1.70)        (3.63)

Net asset value, end of period                               14.26          16.78          21.55          21.70         20.87

TOTAL RETURN (%)                                            (10.97)        (15.15)          8.97          12.99           .77

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                       1.56           2.13           1.37           1.40          1.00

Ratio of net investment income (loss)

   to average net assets                                       .41           (.27)           .26            .29           .51

Portfolio Turnover Rate                                      57.49          91.91         150.24         141.85        159.30
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                            7              7              6              8             6

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                   The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                               Year Ended October 31,
                                                                                    -------------------------------------------
CLASS T SHARES                                                                        2002            2001              2000(a)
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                 17.05           21.77             19.15

Investment Operations:

Investment (loss)--net                                                                (.07)(b)        (.02)(b)          (.02)(b)

Net realized and unrealized
   gain (loss) on investments                                                        (1.79)          (3.08)             2.64

Total from Investment Operations                                                     (1.86)          (3.10)             2.62

Distributions:

Dividends from investment income--net                                                 (.08)           (.05)               --

Dividends from net realized gain on investments                                       (.79)          (1.57)               --

Total Distributions                                                                   (.87)          (1.62)               --

Net asset value, end of period                                                       14.32           17.05             21.77


TOTAL RETURN (%) (C)                                                                (11.69)         (15.08)            13.68(d

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                2.38           1.92              1.17(d

Ratio of net investment (loss) to average net assets                                   (.41)          (.11)             (.09)(d

Portfolio Turnover Rate                                                               57.49          91.91            150.24
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                    44             21                 1

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.





NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Value Fund (the "fund") is a separate non-diversified series of Dreyfus Premier Value Equity Funds (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company, currently offering two series including the fund. The fund's investment objective is capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                                        The Fund



NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and pre mium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $856,761, accumulated capital losses $5,489,687 and unrealized depreciation $3,928,563.

                                                                        The Fund



NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2002. If not applied, $5,489,687 of the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2002 and October 31, 2001, respectively, were as follows: ordinary income $2,299,913 and $1,874,776 and long-term capital gains $5,344,714 and $11,621,286.

During the period ended October 31, 2002, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $82,529 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

During the period ended October 31, 2002, the Distributor retained $23,974 and $88 from commissions earned on sales of the fund's Class A and T shares, respectively, and $39,516 and $1,177 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(B) Under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares, and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended October 31, 2002, Class B, Class C and Class T shares were charged $79,015, $9,340 and $75, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2002, Class A, Class B, Class C and Class T shares were charged $321,886, $26,339, $3,113 and $75, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2002, the fund was charged $96,547 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2002, the fund was charged $20,368 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act
                                                                        The Fund



NOTES TO FINANCIAL STATEMENTS (CONTINUED)

receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended October 31, 2002:

                                      Purchases ($)            Sales ($)
--------------------------------------------------------------------------------

Long transactions                        76,702,256           86,820,150

Short sale transactions                   1,058,033            1,206,114

     TOTAL                               77,760,289           88,026,264

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. At October 31, 2002, there were no securities sold short outstanding.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 2002, are set forth in the Statement of Financial Futures.

At October 31, 2002, the cost of investments for federal income tax purposes was $121,283,087; accordingly, accumulated net unrealized depreciation on investments was $3,928,563, consisting of $11,516,068 gross unrealized appreciation and $15,444,631 gross unrealized depreciation.

                                                                        The Fund


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Premier Value Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Premier Value Fund (one of the series comprising Dreyfus Premier Value Equity Funds) as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Value Fund, at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
December 11, 2002




IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates $.6360 per share as a long-term capital gain distribution paid on December 3, 2001.

The fund also designates 100% of the ordinary dividends paid during the fiscal year ended October 31, 2002 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2003 of the percentage applicable to the preparation of their 2002 income tax returns.

                                                                        The Fund



BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

DAVID W. BURKE (66)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 59

                              --------------

DIANE DUNST (63)

BOARD MEMBER (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President, Huntting House Antiques

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 12

                              --------------

ROSILIND GERSTEN JACOBS (77)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Merchandise and marketing consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 37

JAY I. MELTZER (74)

BOARD MEMBER (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician, Internist and Specialist in Clinical Hypertension

* Clinical Professor of Medicine at Columbia University & College of Physicians and Surgeons

* Adjunct Clinical Professor of Medicine at Cornell Medical College

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 12

                              --------------

DANIEL ROSE (73)

BOARD MEMBER (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and Management firm

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Baltic-American Enterprise Fund, Director

* Housing Committee of the Real Estate Board of New York, Inc., Director

* Harlem Educational Activities Fund, Inc., President

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

WARREN B. RUDMAN (72)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner in the law firm Paul, Weiss, Rifkind, Wharton & Garrison

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Collins & Aikman Corporation, Director

* Allied Waste Corporation, Director

* Chubb Corporation, Director

* Raytheon Company, Director

* Boston Scientific, Director

* Kennedy School of Government, Senior Advisory Board Member

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 21

                              --------------

SANDER VANOCUR (74)

BOARD MEMBER (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Old Owl Communications

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                                        The Fund



OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member, of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old, and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old, and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., LLC.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, General Counsel and Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 36 investment companies (comprised of 43 portfolios) managed by the Manager. He is 39 years old, and has been an employee of the Manager since February 1991.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 53 years old, and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 44 years old, and has been an employee of the Manager since April 1985.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by the Manager. He is 32 years old, and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.



NOTES



                  For More Information

                        Dreyfus Premier Value Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144



(c) 2002 Dreyfus Service Corporation                                  037AR1002




================================================================================



Dreyfus Premier
International
Opportunities Fund



ANNUAL REPORT October 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            18   Financial Highlights

                            23   Notes to Financial Statements

                            30   Report of Independent Auditors

                            31   Important Tax Information

                            32   Board Members Information

                            34   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                               International Opportunities Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier International Opportunities Fund, covering the 12-month period from November 1, 2001 through October 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Sandor Cseh and D. Kirk Henry.

The past year has not been kind to international equity investors. A host of concerns, both economic and political, contributed to the MSCI EAFE Index's negative total return for the reporting period. With these concerns still unresolved, many stocks have fallen to levels that we consider attractive relative to historical averages.

Recent equity market losses have been a painful reminder for many of the importance of asset allocation and maintaining a diversified portfolio. Investing only in yesterday' s market leaders probably won' t provide the diversification most investors need. Instead, we believe that holding the right mix of carefully selected stocks and bonds is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2002



DISCUSSION OF FUND PERFORMANCE

Sandor Cseh and D. Kirk Henry, Senior Portfolio Managers

How did Dreyfus Premier International Opportunities Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2002, the fund produced a -8.50% total return for Class A shares, -9.30% for Class B shares, -9.19% for Class C shares, -8.26% for Class R shares and -8.75% for Class T shares.(1) This compares with a -13.21% return for the fund's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE Index"), for the same period.(2)

We attribute the fund's and market's negative returns to global economic weakness, the possibility of U.S. military action in Iraq and deteriorating corporate earnings expectations. The fund outperformed its benchmark, mainly because of our sharp focus on valuation and relatively successful stock selection strategy.

What is the fund's investment approach?

The fund invests in an internationally diversified portfolio of value stocks -- stocks selling at what we think are attractive prices relative to their perceived intrinsic worth. These measures typically include price-to-earnings, price-to-book-value and price-to-cash-flow ratios. Discrepancies from historical norms are often the result of short-term factors that affect market perception -- a stock falls out of general market favor, creating what we perceive to be a buying opportunity. The fund purchases the security at the depressed price, seeking to profit when perceptions change and the stock price rises to its
perceived    value.

When putting the value approach to work, we select individual securities using fundamental analysis. After identifying an investment idea, analysts perform extensive company research to determine which securities we will buy for the portfolio. During this process, we evaluate the company's financial situation, long-term business plan and industry position.

Effective November 15, 2002, the fund changed its name to Dreyfus Premier International Opportunities Fund. Beginning January 1, 2003,
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

the fund will adjust its investment objective. The fund will be able to invest up to 35% of its assets in the stocks of emerging market countries. To reflect this addition to the fund's investment objective, the fund will also change its benchmark to the Morgan Stanley Capital International All Country World ex United States Free Index on that date as well.

What other factors influenced the fund's performance?

Investor sentiment continued to deteriorate during the reporting period in an environment of persistent global economic weakness, disappointing corporate earnings and generally declining stock prices. These factors were intensified by other factors, including heightened tensions in the Middle East and corporate accounting scandals in the United States, which many had considered the world's most strictly regulated market. As a result, international stocks generally declined. However, value stocks, on which the fund focuses, performed better than their growth-oriented counterparts.

In addition, our stock selection strategy contributed positively to the fund's relative performance. Our emphasis on strong business fundamentals, solid balance sheets and reasonable prices helped us structure a portfolio with a lower average valuation and higher return on equity than our benchmark. We were particularly successful in our selection of Japanese stocks, such as CANON, Yamaha Motor, NISSAN MOTOR and video game developer KONAMI.

In Europe, positive performers included food and beverage companies Pernod-Ricard and Allied Domecq. Our continued de-emphasis of technology and telecommunications stocks also aided performance, as these groups continued to lag market averages. However, the fund suffered from weakness in Europe's financial sector, which drove fund holdings Commerzbank, ABN AMRO and Fortis lower. In addition, the fund's position in Bayer fell because of disappointing earnings in the pharmaceutical division and weak demand for chemicals.

Finally, changes in currency exchange rates boosted the fund's return in U.S. dollar terms. Both the euro and the yen gained roughly 10% against the dollar during the reporting period.


What is the fund's current strategy?

For most of the reporting period, we continued to find attractive values in the consumer staples and certain materials stocks. We also began to find opportunities in areas we have long avoided, as stocks in certain telecommunications and technology companies have fallen to prices that may now meet our value criteria. However, we are exercising caution to ensure that these companies truly have the strong business fundamentals and financial strength required for long-term success.

While our allocations to various international markets generally have approximated their representation in the MSCI EAFE Index, we have recently found few value opportunities in the United Kingdom, and as result, we have a slightly lower weight in that market. Finally, as of the reporting period's end, cash reserves have grown to approximately 4% of assets as we trim positions on price strength and reinvest in more promising investment opportunities.

November 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH OCTOBER 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

() INVESTING INTERNATIONALLY INVOLVES SPECIAL RISKS, INCLUDING CHANGES IN CURRENCY EXCHANGE RATES; POLITICAL, ECONOMIC AND SOCIAL INSTABILITY; A LACK OF COMPREHENSIVE COMPANY INFORMATION; DIFFERENT AUDITING AND LEGAL STANDARDS; AND LESS MARKET LIQUIDITY. THESE RISKS ARE GREATER WITH EMERGING MARKET COUNTRIES.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES.

                                                                        The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier International Opportunities Fund Class A shares, Class B shares, Class C shares and Class R shares and the Morgan Stanley Capital International Europe, Australasia, Far East Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF DREYFUS PREMIER INTERNATIONAL OPPORTUNITIES FUND (FORMERLY, "DREYFUS PREMIER INTERNATIONAL VALUE FUND") ON 3/31/98 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A, CLASS B, CLASS C AND CLASS R SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES AND INCLUDES NET DIVIDENDS REINVESTED. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. ALSO, UNLIKE THE FUND, WHICH INVESTS PRINCIPALLY IN "VALUE" STOCKS, THE INDEX IS NOT STYLE SPECIFIC. THESE FACTORS CAN CONTRIBUTE TO THE FUND UNDERPERFORMING THE INDEX. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 10/31/02


                                                                             Inception                                    From
                                                                               Date                 1 Year              Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                             3/31/98               (13.75)%             (3.82)%
WITHOUT SALES CHARGE                                                          3/31/98                (8.50)%             (2.57)%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                                       3/31/98               (12.93)%             (3.72)%
WITHOUT REDEMPTION                                                            3/31/98                (9.30)%             (3.36)%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                                    3/31/98               (10.10)%             (3.32)%
WITHOUT REDEMPTION                                                            3/31/98                (9.19)%             (3.32)%

CLASS R SHARES                                                                3/31/98                (8.26)%             (2.32)%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                                           3/1/00                (12.81)%            (10.52)%

WITHOUT SALES CHARGE                                                          3/1/00                 (8.75)%             (8.95)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE
SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+))    THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
         AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
         FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                                        The Fund


STATEMENT OF INVESTMENTS

October 31, 2002



COMMON STOCKS--95.0%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALIA--2.3%

Australia and New Zealand Banking                                                                 4,100                   42,886

National Australia Bank                                                                           2,078                   39,674

Santos                                                                                           26,200                   90,963

                                                                                                                         173,523

BELGIUM--2.7%

Dexia                                                                                             8,070                   77,720

Dexia (Strips)                                                                                    4,730  (a)                  47

Fortis                                                                                            6,650                  121,593

                                                                                                                         199,360

BRAZIL--1.0%

Petroleo Brasileiro, ADR                                                                          2,700                   35,721

Telecomunicacoes Brasileiras, ADR                                                                 2,124                   37,319

                                                                                                                          73,040

CHINA--.5%

PetroChina, Cl. H                                                                               204,500                   38,281

FINLAND--1.6%

Nokia, ADR                                                                                        4,109                   68,292

Sampo, Cl. A                                                                                      7,650                   50,051

                                                                                                                         118,343

FRANCE--7.3%

Air France                                                                                        2,220                   26,039

Assurances Generales de France                                                                    1,565                   54,201

BNP Paribas                                                                                       1,450                   57,782

Compagnie de Saint-Gobain                                                                           800                   17,365

Compagnie Generale des Etablissements Michelin, Cl. B                                             1,696                   49,287

Pechiney                                                                                          1,700                   52,432

Pernod-Ricard                                                                                       780                   78,980

Schneider Electric                                                                                  940                   43,543

Thomson                                                                                           2,700  (a)              49,734

Total Fina Elf                                                                                      555                   76,413

Total Fina Elf, ADR                                                                                 684                   46,526

                                                                                                                         552,302

GERMANY--6.5%

Bayer                                                                                             4,000                   76,413

Bayerische Hypo- und Vereinsbank                                                                  1,960  (a)              25,899


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GERMANY (CONTINUED)

Deutsche Lufthansa                                                                                3,990                   46,009

Deutsche Post                                                                                     8,120                   81,577

E.ON                                                                                              2,284                  103,314

KarstadtQuelle                                                                                    4,900                   92,199

Volkswagen                                                                                        1,690                   63,816

                                                                                                                         489,227

GREECE--1.0%

Hellenic Telecommunications Organization                                                          1,900                   21,176

Hellenic Telecommunications Organization, ADR                                                     9,980                   57,086

                                                                                                                          78,262

HONG KONG--2.0%

China Mobile (Hong Kong)                                                                         17,000  (a)              41,740

MTR                                                                                              48,512                   57,224

Swire Pacific, Cl. A                                                                             12,000                   50,465

                                                                                                                         149,429

IRELAND--1.6%

Bank of Ireland                                                                                  10,770                  119,394

ITALY--4.4%

Banca Popolare di Bergamo-Credito Varesino                                                        2,490                   44,444

ENI                                                                                               7,305                  100,685

Finmeccanica                                                                                    128,360                   69,700

Sanpaolo IMI                                                                                      7,670                   47,502

Telecom Italia                                                                                   12,890                   67,824

                                                                                                                         330,155

JAPAN--22.9%

AIFUL                                                                                             1,350                   56,709

CANON                                                                                             4,000                  147,471

Credit Saison                                                                                     5,900                  116,460

Eisai                                                                                             1,000                   21,574

FUJI MACHINE MANUFACTURING                                                                        2,100                   15,587

HONDA MOTOR                                                                                       3,200                  114,584

KONAMI                                                                                            1,500                   35,726

Kao                                                                                               4,300                   98,206

LAWSON                                                                                            1,900                   47,113

MABUCHI MOTOR                                                                                     1,300                  115,367

                                                                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

MINEBEA                                                                                          12,500                   56,688

MURATA MANUFACTURING                                                                                700                   33,059

Matsumotokiyoshi                                                                                  2,100                   78,964

NIPPON TELEGRAPH AND TELEPHONE                                                                       12                   43,948

NISSAN MOTOR                                                                                     10,500                   80,591

Nippon Express                                                                                   21,000                   85,644

Nishimatsu Construction                                                                           6,300                   18,139

RINNAI                                                                                            3,800                   83,532

SHOHKOH FUND & CO.                                                                                  490                   37,409

SKYLARK                                                                                           3,200                   53,246

77 Bank                                                                                          13,000                   50,261

Shin-Etsu Chemical                                                                                1,900                   58,581

Sumitomo Bakelite                                                                                11,000                   44,144

TDK                                                                                                 800                   31,387

Takeda Chemical Industries                                                                        2,000                   83,034

Yamaha Motor                                                                                     14,000                  102,659

Yamanouchi Pharmaceutical                                                                           500                   12,235

                                                                                                                       1,722,318

LUXEMBOURG--.6%

Arcelor                                                                                           4,300  (a)              46,434

MEXICO--.8%

Kimberly-Clark de Mexico, Cl. A                                                                   6,000                   14,457

Telefonos de Mexico, ADR                                                                          1,460                   44,530

                                                                                                                          58,987

NETHERLANDS--6.4%

ABN AMRO                                                                                          6,324                   92,828

Akzo Nobel                                                                                        2,070                   61,876

Buhrmann                                                                                          6,631                   25,006

Hunter Douglas                                                                                    1,838                   45,118

Koninklijke Ahold                                                                                 7,168                   90,105

Koninklijke (Royal) Philips Electronics                                                             200                    3,583

Koninklijke (Royal) Philips Electronics, NY Shares                                                2,950                   52,215

Stork                                                                                             3,200                   20,113

Vedior                                                                                            4,734                   28,817

Wolters Kluwer                                                                                    3,452                   60,511

                                                                                                                         480,172


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW ZEALAND--.7%

Telecom Corporation of New Zealand                                                               21,681                   53,361

NORWAY--.7%

Statoil                                                                                           7,040                   51,068

PORTUGAL--1.6%

EDP                                                                                              35,980                   54,844

Portugal Telecom                                                                                 11,227                   67,786

                                                                                                                         122,630

SINGAPORE--1.8%

Creative Technology                                                                               4,290                   31,531

DBS                                                                                              15,000                  105,114

                                                                                                                         136,645

SOUTH KOREA--.6%

Korea Electric Power, ADR                                                                         5,060                   42,555

SPAIN--2.4%

Endesa                                                                                            9,590                   99,003

Repsol YPF, ADR                                                                                   7,520                   83,171

                                                                                                                         182,174

SWEDEN--1.4%

Autoliv                                                                                           2,765                   53,260

Investor, Cl. B                                                                                   9,160                   52,983

                                                                                                                         106,243

SWITZERLAND--4.9%

Barry Callebaut                                                                                     371                   32,686

Clariant                                                                                          3,840                   60,390

Novartis                                                                                          2,510                   95,585

Roche                                                                                             1,260                   89,063

UBS                                                                                               1,860                   88,508

                                                                                                                         366,232

TAIWAN--.7%

United Microelectronics, ADR                                                                     13,150                   54,573

UNITED KINGDOM--18.6%

Allied Domecq                                                                                    21,420                  128,022

BAE SYSTEMS                                                                                      27,245                   79,394

BOC                                                                                               7,854                  110,472

Barclays                                                                                         18,114                  125,268

Bunzl                                                                                            10,395                   74,001

                                                                                                              The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Cadbury Schweppes                                                                                13,642                   88,792

Debenhams                                                                                         8,600                   42,520

GKN                                                                                              27,850                   96,517

GlaxoSmithKline                                                                                   6,070                  115,865

J Sainsbury                                                                                      19,600                   86,632

Morgan Crucible                                                                                  20,472                   15,054

Old Mutual                                                                                       29,300                   36,445

Rio Tinto                                                                                         6,153                  111,192

Scottish and Southern Energy                                                                      7,060                   70,032

Shell Transport & Trading                                                                        20,576                  132,234

Unilever                                                                                          8,600                   84,972

                                                                                                                       1,397,412

TOTAL COMMON STOCKS

   (cost $8,092,450)                                                                                                   7,142,120

PREFERRED STOCKS--.3%
------------------------------------------------------------------------------------------------------------------------------------

GERMANY;

Hugo Boss

   (cost $32,598)                                                                                 2,100                   20,370



                                                                                              Principal
SHORT-TERM INVESTMENTS--4.0%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

  1.55%, 1/2/2003

   (cost $299,199)                                                                              300,000                  299,271
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $8,424,247)                                                                99.3%               7,461,761

CASH AND RECEIVABLES (NET)                                                                           .7%                  56,145

NET ASSETS                                                                                        100.0%               7,517,906

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  8,424,247    7,461,761

Cash                                                                    221,617

Cash denominated in foreign currencies                      88,477       90,228

Receivable for investment securities sold                               114,680

Receivable for shares of Beneficial Interest subscribed                  62,169

Dividends receivable                                                     19,721

Net unrealized appreciation on forward
  currency exchange contracts--Note 4                                        15

Prepaid expenses                                                         29,513

                                                                      7,999,704
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                             2,908

Payable for shares of Beneficial Interest redeemed                      346,533

Payable for investment securities purchased                              94,109

Accrued expenses                                                         38,248

                                                                        481,798
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        7,517,906
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       9,133,780

Accumulated undistributed investment income--net                        105,324

Accumulated net realized gain (loss) on investments and
  foreign currency transactions                                        (761,549)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                     (959,649)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        7,517,906

NET ASSET VALUE PER SHARE


                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                        3,881,818            1,623,923            1,549,020              441,766               21,379

Shares Outstanding                      409,885              177,057              168,636               46,242                2,276
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                           9.47                 9.17                 9.19                 9.55                 9.39

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF OPERATIONS

Year Ended October 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $21,075 foreign taxes withheld at source)       183,425

Interest                                                                 7,668

TOTAL INCOME                                                           191,093

EXPENSES:

Management fee--Note 3(a)                                               77,063

Registration fees                                                       65,967

Custodian fees                                                          53,280

Shareholder servicing costs--Note 3(c)                                  28,653

Auditing fees                                                           18,060

Distribution fees--Note 3(b)                                            14,848

Prospectus and shareholders' reports                                     9,717

Legal fees                                                               1,213

Trustees' fees and expenses--Note 3(d)                                   1,089

Loan commitment fees--Note 2                                               128

Miscellaneous                                                           11,126

TOTAL EXPENSES                                                         281,144

Less--expense reimbursement from The Dreyfus Corporation
  due to undertaking--Note 3(a)                                       (114,142)

NET EXPENSES                                                           167,002

INVESTMENT INCOME--NET                                                  24,091
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                          (476,326)

Net realized gain (loss) on forward currency exchange contracts        (12,111)

NET REALIZED GAIN (LOSS)                                              (488,437)

Net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                    (119,868)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (608,305)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (584,214)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended October 31,
                                               ---------------------------------
                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                             24,091               14,365

Net realized gain (loss) on investments          (488,437)            (236,976)

Net unrealized appreciation (depreciation)
   on investments                                (119,868)            (610,978)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (584,214)            (833,589)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Class A shares                                         --             (324,552)

Class B shares                                         --              (61,888)

Class C shares                                         --              (53,774)

Class R shares                                         --              (88,614)

Class T shares                                         --                  (78)

TOTAL DIVIDENDS                                        --             (528,906)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 14,001,010           12,972,206

Class B shares                                  2,346,603              394,846

Class C shares                                  1,779,616              368,551

Class R shares                                         --               25,000

Class T shares                                     41,952                   --

Dividends reinvested:

Class A shares                                         --              323,849

Class B shares                                         --               57,550

Class C shares                                         --               50,869

Class R shares                                         --               48,277

Class T shares                                         --                   78

                                                                        The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                      Year Ended October 31,
                                              ----------------------------------
                                                     2002                 2001
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS (CONTINUED) ($):

Cost of shares redeemed:

Class A shares                                (13,569,321)         (12,887,984)

Class B shares                                 (1,361,574)            (248,974)

Class C shares                                   (679,631)            (402,050)

Class R shares                                   (412,441)            (113,080)

Class T shares                                    (15,668)                  --

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS        2,130,546              589,138

TOTAL INCREASE (DECREASE) IN NET ASSETS         1,546,332             (773,357)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             5,971,574            6,744,931

END OF PERIOD                                   7,517,906            5,971,574

Undistributed investment income--net              105,324               14,365


                                                      Year Ended October 31,
                                               ---------------------------------
                                                     2002                 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     1,305,639            1,142,139

Shares issued for dividends reinvested                 --               26,222

Shares redeemed                                (1,255,625)          (1,126,408)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      50,014               41,953
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       240,429               34,743

Shares issued for dividends reinvested                 --                4,737

Shares redeemed                                  (143,436)             (21,922)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      96,993               17,558
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       179,878               31,749

Shares issued for dividends reinvested                 --                4,180

Shares redeemed                                   (66,150)             (33,949)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     113,728                1,980
--------------------------------------------------------------------------------

CLASS R

Shares sold                                            --                2,139

Shares issued for dividends reinvested                 --                3,896

Shares redeemed                                   (38,428)              (9,577)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (38,428)              (3,542)
--------------------------------------------------------------------------------

CLASS T

Shares sold                                         3,906                   --

Shares issued for dividends reinvested                 --                    6

Shares redeemed                                    (1,713)                  --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       2,193                    6

(A) DURING THE PERIOD ENDED OCTOBER 31, 2002, THERE WAS NO SHARES CONVERTED FROM CLASS B TO CLASS A AND DURING THE PERIOD ENDED OCTOBER 31, 2001, 4,014 CLASS B SHARES REPRESENTING $49,648 WERE AUTOMATICALLY CONVERTED TO 3,944 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                      Year Ended October 31,
                                                              ----------------------------------------------------------------------
CLASS A SHARES                                                   2002           2001           2000           1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            10.35          12.96          13.98          11.32         12.50

Investment Operations:

Investment income--net                                            .06(b)         .04(b)         .03(b)         .03(b)        .05

Net realized and unrealized gain
   (loss) on investments                                         (.94)         (1.63)          (.10)          2.75         (1.23)

Total from Investment Operations                                 (.88)         (1.59)          (.07)          2.78         (1.18)

Distributions:

Dividends from investment income--net                              --             --           (.04)          (.07)           --

Dividends from net realized
   gain on investments                                             --          (1.02)          (.91)          (.05)           --

Total Distributions                                                --          (1.02)          (.95)          (.12)           --

Net asset value, end of period                                   9.47          10.35          12.96          13.98         11.32
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                             (8.50)        (13.57)          (.69)         24.75         (9.44)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          2.00           2.00           2.00           2.00          1.19(d)

Ratio of net investment income
   to average net assets                                          .52            .35            .24            .22           .39(d)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                       1.47           1.69           1.16           1.31           .92(d)

Portfolio Turnover Rate                                         65.83          49.65          42.16          41.73         17.71(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           3,882          3,724          4,121          4,110         3,213

(A) FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                      Year Ended October 31,
                                                             -----------------------------------------------------------------------

CLASS B SHARES                                                   2002           2001           2000           1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            10.11          12.78          13.86          11.27         12.50

Investment Operations:

Investment (loss)--net                                           (.03)(b)       (.05)(b)       (.07)(b)       (.08)(b)      (.01)

Net realized and unrealized gain
   (loss) on investments                                         (.91)         (1.60)          (.10)          2.74         (1.22)

Total from Investment Operations                                 (.94)         (1.65)          (.17)          2.66         (1.23)

Distributions:

Dividends from investment income--net                              --             --             --           (.02)           --

Dividends from net realized
   gain on investments                                             --          (1.02)          (.91)          (.05)           --

Total Distributions                                                --          (1.02)          (.91)          (.07)           --

Net asset value, end of period                                   9.17          10.11          12.78          13.86         11.27
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                             (9.30)        (14.28)         (1.42)         23.70         (9.84)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          2.75           2.75           2.75           2.75          1.64(d)

Ratio of net investment
   (loss) to average net assets                                  (.34)          (.45)          (.52)          (.60)         (.07)(d)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                       1.49           1.72           1.14           1.27           .92(d)

Portfolio Turnover Rate                                         65.83          49.65          42.16          41.73         17.71(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           1,624            809            799            960           483

(A) FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                  The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                     Year Ended October 31,
                                                             -----------------------------------------------------------------------
CLASS C SHARES                                                   2002           2001           2000           1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            10.12          12.79          13.87          11.27         12.50

Investment Operations:

Investment (loss)--net                                           (.04)(b)       (.05)(b)       (.06)(b)       (.07)(b)      (.01)

Net realized and unrealized gain
   (loss) on investments                                         (.89)         (1.60)          (.11)          2.74         (1.22)

Total from Investment Operations                                 (.93)         (1.65)          (.17)          2.67         (1.23)

Distributions:

Dividends from investment income--net                              --             --             --           (.02)           --

Dividends from net realized
   gain on investments                                             --          (1.02)          (.91)          (.05)           --

Total Distributions                                                --          (1.02)          (.91)          (.07)           --

Net asset value, end of period                                   9.19          10.12          12.79          13.87         11.27
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                             (9.19)        (14.27)         (1.42)         23.77         (9.84)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          2.75           2.75           2.75           2.75          1.64(d)

Ratio of net investment
   (loss) to average net assets                                  (.43)          (.44)          (.47)          (.55)         (.06)(d)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                       1.54           1.68           1.17           1.31           .92(d)

Portfolio Turnover Rate                                         65.83          49.65          42.16          41.73         17.71(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           1,549            556            677            585           451

(A) FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                       Year Ended October 31,
                                                              ----------------------------------------------------------------------
CLASS R SHARES                                                   2002           2001           2000           1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            10.41          13.00          14.01          11.33         12.50

Investment Operations:

Investment income--net                                            .08(b)         .07(b)         .07(b)         .08(b)        .06

Net realized and unrealized gain
   (loss) on investments                                         (.94)         (1.64)          (.10)          2.74         (1.23)

Total from Investment Operations                                 (.86)         (1.57)          (.03)          2.82         (1.17)

Distributions:

Dividends from investment income--net                              --             --           (.07)          (.09)           --

Dividends from net realized
   gain on investments                                             --          (1.02)          (.91)          (.05)           --

Total Distributions                                                --          (1.02)          (.98)          (.14)           --

Net asset value, end of period                                   9.55          10.41          13.00          14.01         11.33
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                (8.26)        (13.36)          (.39)         25.12         (9.36)(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.75           1.75           1.75           1.75          1.04(c)

Ratio of net investment income
   to average net assets                                          .73            .55            .48            .62           .53(c)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                       1.46           1.68           1.16           1.32           .92(c)

Portfolio Turnover Rate                                         65.83          49.65          42.16          41.73         17.71(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                             442            881          1,147          1,116           453

(A) FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                   The Fund


                                                                                             Year Ended October 31,
                                                                                   -------------------------------------------------
CLASS T SHARES                                                                         2002            2001             2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  10.29           12.91            13.06

Investment Operations:

Investment income (loss)--net                                                          (.04)(b)         .00(b,c)         .05(b)

Net realized and unrealized gain
   (loss) on investments                                                               (.86)          (1.60)            (.20)

Total from Investment Operations                                                       (.90)          (1.60)            (.15)

Distributions:

Dividends from net realized
   gain on investments                                                                   --           (1.02)              --

Net asset value, end of period                                                         9.39           10.29            12.91
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                                                   (8.75)         (13.70)           (1.15)(e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                2.25            2.25             1.51(e)

Ratio of net investment income
   (loss) to average net assets                                                        (.41)            .04              .35(e)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                      2.96            1.70              .85(e)

Portfolio Turnover Rate                                                               65.83           49.65            42.16
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                    21               1                1

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier International Opportunities Fund (the "fund") is a separate non-diversified series of Dreyfus Premier Value Equity Funds (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates a series company, currently offering two series, including the fund. The fund's investment objective is long-term capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

At a meeting held on November 6, 2002, the Board of Trustees, on behalf of the fund, changed the name of the fund from Dreyfus Premier International Value Fund to Dreyfus Premier International Opportunities Fund, which became effective on November 15, 2002.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $757 during the period ended October 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $105,523, accumulated capital losses $569,958 and unrealized depreciation $1,163,115.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2002. If not applied, $153,123 of the carryover expires in fiscal 2009 and $416,835 expires in fiscal 2010.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2002 and October 31, 2001, respectively, were as follows: ordinary income $0 and $95,786 and long-term capital gains $0 and $433,120.

During the period ended October 31, 2002, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $66,868, decreased accumulated net realized gain (loss) on investments by $29,658 and decreased paid-in capital by $37,210. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken from November 1, 2001 through October 31, 2003, that, if the aggregate expenses of the fund exclusive of taxes, brokerage fees, interest on borrowings, 12b-1 distribution plan fees, shareholder services plan fees, commitment fees and extraordinary expenses, exceed an annual rate of 1.75% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear such excess expenses. The expense reimbursement, pursuant to the undertaking, amounted to $114,142 during the period ended October 31, 2002.

During the period ended October 31, 2002, the Distributor retained $4,644 from commissions earned on sales of fund Class A shares and $1,619 and $737 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended October 31, 2002, Class B, Class C and Class T shares were charged $8,638, $6,180 and $30, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2002, Class A, Class B, Class C and Class T shares were charged $12,325, $2,879, $2,060 and $30, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2002, the fund was charged $821 pursuant to the transfer agency agreement.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended October 31, 2002, amounted to $6,976,886 and $4,506,116, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on each open contract. The following summarizes open forward currency exchange contracts at October 31, 2002:


                                                        Foreign
                                                        Currency                                                 Unrealized
Forward Currency Sales Contracts                         Amounts         Payable ($)       Value ($)          Appreciation ($)
------------------------------------------------------------------------------------------------------------------------------------

PURCHASES:

British Pounds, expiring 11/4/2002                        4,704             7,345            7,360                   15

At October 31, 2002, the cost of investments for federal income tax purposes was $8,624,876; accordingly, accumulated net unrealized depreciation on investments was $1,163,115, consisting of $384,686 gross unrealized appreciation and $1,547,801 gross unrealized depreciation.

                                                                        The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Premier International Opportunities Fund

(formerly Dreyfus Premier International Value Fund)

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier International Opportunities Fund (formerly Dreyfus Premier International Value Fund) (one of the series comprising Dreyfus Premier Value Equity Funds) as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier International Opportunities Fund, at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York
December 11, 2002



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended October 31, 2002:

  -- the total amount of taxes paid to foreign countries was $21,075.

  -- the total amount of income sourced from foreign countries was $89,545.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2002 calendar year with Form 1099-DIV which will be mailed by January 31, 2003.

                                                                        The Fund

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

DAVID W. BURKE (66)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 59

                              --------------

DIANE DUNST (63)

BOARD MEMBER (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President, Huntting House Antiques

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 12

                              --------------

ROSALIND GERSTEN JACOBS (77)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Merchandise and marketing consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 37


JAY I. MELTZER (74)

BOARD MEMBER (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician, Internist and Specialist in Clinical Hypertension

* Clinical Professor of Medicine at Columbia University & College of Physicians and Surgeons

* Adjunct Clinical Professor of Medicine at Cornell Medical College

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 12

                              --------------

DANIEL ROSE (73)

BOARD MEMBER (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and Management firm

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Baltic-American Enterprise Fund, Director

* Housing Committee of the Real Estate Board of New York, Inc., Director

* Harlem Educational Activities Fund, Inc., President

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

WARREN B. RUDMAN (72)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner in the law firm Paul, Weiss, Rifkind, Wharton & Garrison

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Collins & Aikman Corporation, Director

* Allied Waste Corporation, Director

* Chubb Corporation, Director

* Raytheon Company, Director

* Boston Scientific, Director

* Kennedy School of Government, Senior Advisory Board Member

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 21

                              --------------

SANDER VANOCUR (74)

BOARD MEMBER (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Old Owl Communications

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                                        The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member, of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old, and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old, and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., LLC.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, General Counsel and Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 36 investment companies (comprised of 43 portfolios) managed by the Manager. He is 39 years old, and has been an employee of the Manager since February 1991.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 53 years old, and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director-Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 44 years old, and has been an employee of the Manager since April 1985.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by the Manager. He is 32 years old, and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.


NOTES

                   For More Information


                        Dreyfus Premier International Opportunities Fund 200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144



(c) 2002 Dreyfus Service Corporation                                  173AR1002